Inventories	12 Months Ended
Dec. 31, 2019
Inventory Disclosure [Abstract]
Inventories
11. Inventories
The inventory balance
s
as of December 31, 2019 and 2018 consist entirely of finished goods.
For the years ended December 31, 2019, 2018, and 2017, the Company had inventory write-downs of $2,153, $7,983 and $911, respectively, relating primarily to excess quantities and obsolescence of inventories. Included in the amount above, for the year ended December 31, 2019, the Company had inventory write-downs of $513 related to the valuation of the Paradigm acquisition-related inventory. Included in the year ended December 31, 2018, are $1,023 of product obsolescence related to the rationalization of our international distribution infrastructure and $6,559 of inventory write-off
related to the abandonment of the Company’s map3
®
implant. The write downs are included in
c
osts of processing and distribution in the Consolidated Statements of Comprehensive (Loss) Income.